Exhibit 99.3

                        First Monthly Operating Report

                                            UNITED STATES BANKRUPTCY COURT
                                              FOR THE DISTRICT OF DELWARE

------------------------------------------------------------ ---------------------------------------------------------
In re: Sea Containers Ltd, et al.                            Case No.             06-11156(KJC)
                                                             Reporting Period: October 15, 2006 - October 31, 2006
------------------------------------------------------------ ---------------------------------------------------------


                                               MONTHLY OPERATING REPORT
               File with Court and submit copy to United Staes Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------ ----------------- ------------- ----------------
                                                                                      Documents     ____________
REQUIRED DOCUMENTS                                                    FORMS No.        Attached       Attached
------------------------------------------------------------------ ----------------- ------------- ----------------
Schedule of Cash Receipts and Disbursements                        MOR-1                  X
------------------------------------------------------------------ ----------------- ------------- ----------------
     Bank Reconciliation (or copies of debtor's bank               MOR-1 (CONT)           X
     reconciliations)
------------------------------------------------------------------ ----------------- ------------- ----------------
     Copies of bank statements
------------------------------------------------------------------ ----------------- ------------- ----------------
     Cash Disbursements journals
------------------------------------------------------------------ ----------------- ------------- ----------------
Statements of Operations                                           MOR-2                  X
------------------------------------------------------------------ ----------------- ------------- ----------------
Balance Sheet                                                      MOR-3                  X
------------------------------------------------------------------ ----------------- ------------- ----------------
Status of Postpetition Taxes                                       MOR-4                  X
------------------------------------------------------------------ ----------------- ------------- ----------------
     Copies of IRS Form 6123 or payment receipt
------------------------------------------------------------------ ----------------- ------------- ----------------
     Copies of tax returns filed during reporting period
------------------------------------------------------------------ ----------------- ------------- ----------------
Summary of Unpaid Postpetition Debts                               MOR-4                  X
------------------------------------------------------------------ ----------------- ------------- ----------------
     Listing of aged accoutns payable
------------------------------------------------------------------ ----------------- ------------- ----------------
Accounts Receivable Reconciliation and Aging                       MOR-5                  X
------------------------------------------------------------------ ----------------- ------------- ----------------
Debtor Questionnaire                                               MOR-5                  X
------------------------------------------------------------------ ----------------- ------------- ----------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true an dcorrect to the best of my knowledge and belief.

/s/ Sea Containers Ltd.
----------------------------------------
Signature of Debtor                            Date  Dec 13 2006


----------------------------------------
Signature of Joint Debtor                      Date  Dec 13 2006

/s/
----------------------------------------
Signature of Authorized Individual*            Date  Dec 13 2006

/s/ IAN CHARLES DURANT
----------------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual.


*Authorized individual must be an officer, director or shareholder if debtor is a corporate, a partner if debtor is a partnership, a manager or member if deb tor is a limited liability company.

                           SEA CONTAINERS LTD., et al
                        INDEX TO MONTHLY OPERATING REPORT

Description                                                                Pages
-----------                                                                -----

General Notes...............................................................1-2

Schedule of Cash Receipts and Disbursements for Sea Containers Ltd.
listing bank accounts details with month end period balances................3-4

Schedule for Cash Receipts and Disbursements for Sea Containers
Services Ltd. listing bank account details with month end period balances......................................................................5

Bank Reconciliation Attestation...............................................6

Balance Sheet and Statement of Operations for Sea Containers Ltd............7-9

Balance Sheet and Statement of Operations for Sea
Containers Services Ltd...................................................10-12

Balance Sheet for Sea Containers Caribbean Inc............................13-14

Schedule of Intercompany Activity for Sea Containers ltd..................15-17

Schedule of Intercompany Activity for Sea Containers Services Ltd............18

Tax Attestation..............................................................19

Statement Regarding Insurance Policies.......................................19

Schedule of Accounts Receivables and Aging for Sea containers Ltd............20

Schedule of Accounts Receivable and Aging for Sea Containers Ltd.............21

Debtor Questionnaire.........................................................22

                           SEA CONTAINERS LTD., et al
                     MONTHLY OPERATING REPORT, OCTOBER 2006

NOTES TO MONTHLY OPERATING REPORT

General
-------

For financial reporting purposes, Sea Containers Ltd. prepared consolidated financial statements relating to Sea Containers Ltd. and its affiliates and subsidiaries (the "Sea Containers Group") that are filed with the Securities and Echange Commission (the "SEC"). Unlike the consolidated financial statements, the financial statements in this report reflect only the assets and liabilities of each individual Debtor (as defined below).

The information furnished in this report includes primarily normal recurring adjustments and reflects all adjustments which are, in the opinion of management, necessary for a fair presentation of such financial information. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted.

The financial statements in this report represents the dcompany's internal accounting, on an unaudited and uncertified basis. As of October 31, 2006, Sea Containers Ltd. has not filed its form 10-K report for discal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 31, 2006. The certification and audit process may result in adjustments to the stated assets and liabilities.

Chapter 11 Reorganization Proceedings
-------------------------------------

On October 15, 2005 (the "Petition Date"), Sea Containers Ltd., Sea Container Services Ltd. and Sea Containers Caribbean Inc. (each a "Debtor" and collectively, the "Debtors") each filed a voluntary petition for relief under chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The cases were consolidated for the purpose of joint administration. The Debtors are operating their businesses as debtors-in-possession ("DIP") pursuant to the Bankruptcy Code. An official committee of unsecured creditors has been --- appointed (the "Committee").

Pursuant to the provisions of the Bankruptcy Code, all actions to collect upon any of the Debtors' liabilities as of the Petition Date or to enforce pre-petition contractual obligations are automatically stayed. Absent approval from the Bajkruptcy Court, the Debtors are prohibited from paying pre-petitoin obligations. In addition, as a consequence of the chapter 11 filing, pending litigation against the Debtors is generally stayed, and no party may take any action to collect pre-petition claims except pursuant to an order of the Bankruptcy Court. However, the Debtors have requested that the Bankruptcy Court approve certain pre-petition liabilities, such as employee wages and benefits and certain other pre-petition obligations. While the Debtors are subject to chapter 11, all transaction of the Debtors outside the ordinary course of business will require the prior approval of the Bankruptcy Court.

At the Initial Debtors Interview with the United States Trustee on November 21, 2006, it was agreed that the Debtors' Monthly Operating Report should consist of the following:

     o    Consolidating Schedule of Cash Receipts and Disbursements by Debtor.

     o List of all bank accounts detailing the bank, account description, account number, and month end book balance. Attestation that all bank reconciliations have been performed.

     o    Balance Sheets for Each Debtor.

     o    Schedules of the intercompany activity.

     o    Income Statements for each Debtor.(1)

     o Schedule of Post-Petition fiduciary taxes - Provide Attestation that all taxes are current.

     o    Schedule of Unpaid Post-Petition Debts.(2)

     o    Schedule of Accounts Receivable and Aging.

     o    Debtor Questionnaire.

















---------------------------
(1) No income statement has been prepared for Sea Containers Caribbean Inc. since it has not traded in the last 12 months.


(2) The Debtors do not have any unpaid post-petition debt for the period of this report. Accordingly, the Debtors have not prepared such a schedule for this report.

Sea Containers Limited
----------------------
                                                                                                   Reporting Dates:  10.31.06
                                                                                                                     ----------

                                    Schedule of Cash Receipts and Disbursements

-----------------------------------------------------------------------------------------------------------------------------------

                                      JP Morgan    JP Morgan   JP Morgan  JP Morgan     JP Morgan      JP Morgan        NatWest
                                       A/C 704      A/C 702     A/C 705    A/C 501       A/C 705        A/C 382         A/C 886
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Cash beginning of Month                $40,906.00     $0.00      $0.00     $79,367.00     $15,302.00     $40,700.00      $6,749.00
-----------------------------------------------------------------------------------------------------------------------------------
Receipts
-----------------------------------------------------------------------------------------------------------------------------------
Cash Sales
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable
-----------------------------------------------------------------------------------------------------------------------------------
Loans and Advances
-----------------------------------------------------------------------------------------------------------------------------------
Sale of Assets
-----------------------------------------------------------------------------------------------------------------------------------
Foreign Exchange Revaluation                                                 $2474.00
-----------------------------------------------------------------------------------------------------------------------------------
Interest Income
-----------------------------------------------------------------------------------------------------------------------------------
Sweep Movements
-----------------------------------------------------------------------------------------------------------------------------------
Other (attach list)
-----------------------------------------------------------------------------------------------------------------------------------
Transfers (From DIP Accts)
-----------------------------------------------------------------------------------------------------------------------------------
Container Rental                       $94,089.00                                         $23,340.00                   $730,566.00
-----------------------------------------------------------------------------------------------------------------------------------
    Total Reciepts                     $94,089.00     $0.00      $0.00      $2,474.00     $23,340.00          $0.00    $730,566.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Disbursements
-----------------------------------------------------------------------------------------------------------------------------------
Net Payroll
-----------------------------------------------------------------------------------------------------------------------------------
Payroll Taxes
-----------------------------------------------------------------------------------------------------------------------------------
Sales Use & Other Taxes
-----------------------------------------------------------------------------------------------------------------------------------
Inventory Purchases
-----------------------------------------------------------------------------------------------------------------------------------
Secured/Rental/Leases
-----------------------------------------------------------------------------------------------------------------------------------
Insurance
-----------------------------------------------------------------------------------------------------------------------------------
Administrative
-----------------------------------------------------------------------------------------------------------------------------------
Selling
-----------------------------------------------------------------------------------------------------------------------------------
Other (Attach List)
-----------------------------------------------------------------------------------------------------------------------------------
Bank Charges
-----------------------------------------------------------------------------------------------------------------------------------
Owner Draw*
-----------------------------------------------------------------------------------------------------------------------------------
Transfers (To DIP Accts)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Professional Fees
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees
-----------------------------------------------------------------------------------------------------------------------------------
Court Costs
-----------------------------------------------------------------------------------------------------------------------------------
Total Disbursements                         $0.00     $0.00      $0.00          $0.00          $0.00          $0.00          $0.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Net Cash Flow (Receipts Less
Disbursements)                         $94,089.00     $0.00      $0.00      $2,474.00     $23,340.00          $0.00    $730,566.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Cash End of Month                     $134,995.00     $0.00      $0.00     $81,841.00     $38,642.00     $40,700.00    $737,315.00
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------
                                                    Bank of       Bank of    Bank of      Bank of    Bank of     Societe
                                        Barclays    America       America    Scotland     Scotland   Scotland    Generale
                                         A/C399     A/C 015       A/C 023    A/C USD01    A/C 242     A/C 001    A/C N/A
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Cash beginning of Month                  $27.00     $91,496.00     $0.00     $435.00     $1,168.00      $0.00  $48,915,946.00
-----------------------------------------------------------------------------------------------------------------------------
Receipts
-----------------------------------------------------------------------------------------------------------------------------
Cash Sales
-----------------------------------------------------------------------------------------------------------------------------
Accounts Receivable
-----------------------------------------------------------------------------------------------------------------------------
Loans and Advances
-----------------------------------------------------------------------------------------------------------------------------
Sale of Assets
-----------------------------------------------------------------------------------------------------------------------------
Foreign Exchange Revaluation
-----------------------------------------------------------------------------------------------------------------------------
Interest Income                                                                                                   $125,803.00
-----------------------------------------------------------------------------------------------------------------------------
Sweep Movements                                    $974,419.00
-----------------------------------------------------------------------------------------------------------------------------
Other (attach list)
-----------------------------------------------------------------------------------------------------------------------------
Transfers (From DIP Accts)
-----------------------------------------------------------------------------------------------------------------------------
Container Rental
-----------------------------------------------------------------------------------------------------------------------------
    Total Reciepts                        $0.00    $974,419.00     $0.00       $0.00         $0.00      $0.00     $125,803.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Disbursements
-----------------------------------------------------------------------------------------------------------------------------
Net Payroll
-----------------------------------------------------------------------------------------------------------------------------
Payroll Taxes
-----------------------------------------------------------------------------------------------------------------------------
Sales Use & Other Taxes
-----------------------------------------------------------------------------------------------------------------------------
Inventory Purchases
-----------------------------------------------------------------------------------------------------------------------------
Secured/Rental/Leases
-----------------------------------------------------------------------------------------------------------------------------
Insurance
-----------------------------------------------------------------------------------------------------------------------------
Administrative
-----------------------------------------------------------------------------------------------------------------------------
Selling
-----------------------------------------------------------------------------------------------------------------------------
Other (Attach List)
-----------------------------------------------------------------------------------------------------------------------------
Bank Charges
-----------------------------------------------------------------------------------------------------------------------------
Owner Draw*
-----------------------------------------------------------------------------------------------------------------------------
Transfers (To DIP Accts)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Professional Fees
-----------------------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees
-----------------------------------------------------------------------------------------------------------------------------
Court Costs
-----------------------------------------------------------------------------------------------------------------------------
Total Disbursements                       $0.00          $0.00     $0.00       $0.00         $0.00      $0.00           $0.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Net Cash Flow (Receipts Less
Disbursements)                            $0.00    $974,419.00     $0.00       $0.00         $0.00      $0.00     $125,803.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Cash End of Month                        $27.00  $1,065,915.00     $0.00     $435.00     $1,168.00      $0.00  $49,041,749.00
-----------------------------------------------------------------------------------------------------------------------------
* Compensation To Sole Proprietors For Services Rendered To Bankruptcy Estate


------------------------------------------------------------------------------------------------------------
Disbursements For Calculating U.S. Trustee Quarterly Fees (From Current Month Actual Column)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Total Disbursements                                                                          $124,323.00
------------------------------------------------------------------------------------------------------------
   Less:  Transfers To Debtor In Possession Accounts                                               $0.00
------------------------------------------------------------------------------------------------------------
   Plus:  Estate Disbursements Made By Outside Sources (i.e. From Escrow Accounts)                 $0.00
------------------------------------------------------------------------------------------------------------
Total Disbursements For Calculating U.S. Trustee Quarterly Fees                              $124,323.00
------------------------------------------------------------------------------------------------------------

Note:  The Debtors believe that disbursements between Sea Containers Ltd. and Sea Container Services Ltd. so that the other entity can make disbursements should not be counted twice as disbursements in calculating the U.S.
Trustee Quarterly Fees.

                                                                 3

Sea Containers Limited
----------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                         Societe        Commerce          JPMC          Marine           Bank of           Bank of
                                         Generale          Bank        SCL Deposit      Midland          Bermuda           Bermuda
                                         A/C 032         A/C 282        A./C 706       A/C 298.2        A/C 52590         A/C 5539
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Cash beginning of Month                  $2,719.00     $250,970.00     $32,148.00      $131,885.00      $27,029.00       $1,865.00
-----------------------------------------------------------------------------------------------------------------------------------
Receipts
-----------------------------------------------------------------------------------------------------------------------------------
Cash Sales
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable
-----------------------------------------------------------------------------------------------------------------------------------
Loans and Advances
-----------------------------------------------------------------------------------------------------------------------------------
Sale of Assests
-----------------------------------------------------------------------------------------------------------------------------------
Foreign Exchange Revaluation
-----------------------------------------------------------------------------------------------------------------------------------
Interest Income
-----------------------------------------------------------------------------------------------------------------------------------
Sweep Movements
-----------------------------------------------------------------------------------------------------------------------------------
Other (attach list)
-----------------------------------------------------------------------------------------------------------------------------------
Transfers (From DIP Accts)
-----------------------------------------------------------------------------------------------------------------------------------
Container Rental                                                                        $19,861.00
-----------------------------------------------------------------------------------------------------------------------------------
    Total Reciepts                           $0.00           $0.00          $0.00       $19,861.00           $0.00           $0.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Disbursements
-----------------------------------------------------------------------------------------------------------------------------------
Net Payroll
-----------------------------------------------------------------------------------------------------------------------------------
Payroll Taxes
-----------------------------------------------------------------------------------------------------------------------------------
Sales Use & Other Taxes
-----------------------------------------------------------------------------------------------------------------------------------
Inventory Purchases
-----------------------------------------------------------------------------------------------------------------------------------
Secured/Rental/Leases
-----------------------------------------------------------------------------------------------------------------------------------
Insurance
-----------------------------------------------------------------------------------------------------------------------------------
Administrative
-----------------------------------------------------------------------------------------------------------------------------------
Selling
-----------------------------------------------------------------------------------------------------------------------------------
Other (Attach List)
-----------------------------------------------------------------------------------------------------------------------------------
Bank Charges
-----------------------------------------------------------------------------------------------------------------------------------
Owner Draw*
-----------------------------------------------------------------------------------------------------------------------------------
Transfers (To DIP Accts)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Professional Fees
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees
-----------------------------------------------------------------------------------------------------------------------------------
Court Costs
-----------------------------------------------------------------------------------------------------------------------------------
Total Disbursements                          $0.00           $0.00          $0.00            $0.00           $0.00           $0.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Net Cash Flow (Receipts Less
Disbursements)                               $0.00           $0.00          $0.00       $19,661.00           $0.00           $0.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Cash End of Month                        $2,719.00     $250,970.00     $32,148.00      $151,546.00      $27,029.00       $1,865.00
-----------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------
                                          Barclays                    Current Month               Cumulative Filing to Date
                                            Bank
                                        A/C INS & TEE     Actual                  Projected      Actual           Projected
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Cash beginning of Month                  $467,500.00     $50,106,012.00             $0.00     $50,106,012.00        $0.00
---------------------------------------------------------------------------------------------------------------------------
Receipts
---------------------------------------------------------------------------------------------------------------------------
Cash Sales                                                        $0.00                                $0.00
---------------------------------------------------------------------------------------------------------------------------
Accounts Receivable                                               $0.00                                $0.00
---------------------------------------------------------------------------------------------------------------------------
Loans and Advances                                                $0.00                                $0.00
---------------------------------------------------------------------------------------------------------------------------
Sale of Assests                                                   $0.00                                $0.00
---------------------------------------------------------------------------------------------------------------------------
Foreign Exchange Revaluation               $7,500.00          $9,974.00                            $9,974.00
---------------------------------------------------------------------------------------------------------------------------
Interest Income                                             $125,803.00                          $125,803.00
---------------------------------------------------------------------------------------------------------------------------
Sweep Movements                                             $974,419.00                          $974,419.00
---------------------------------------------------------------------------------------------------------------------------
Other (attach list)                                               $0.00                                $0.00
---------------------------------------------------------------------------------------------------------------------------
Transfers (From DIP Accts)                                        $0.00                                $0.00
---------------------------------------------------------------------------------------------------------------------------
Container Rental                                            $867,856.00                          $867,856.00
---------------------------------------------------------------------------------------------------------------------------
    Total Reciepts                         $7,500.00      $1,978,052.00             $0.00      $1,978,052.00        $0.00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Disbursements
---------------------------------------------------------------------------------------------------------------------------
Net Payroll                                                       $0.00                                $0.00
---------------------------------------------------------------------------------------------------------------------------
Payroll Taxes                                                     $0.00                                $0.00
---------------------------------------------------------------------------------------------------------------------------
Sales Use & Other Taxes                                           $0.00                                $0.00
---------------------------------------------------------------------------------------------------------------------------
Inventory Purchases                                               $0.00                                $0.00
---------------------------------------------------------------------------------------------------------------------------
Secured/Rental/Leases                                             $0.00                                $0.00
---------------------------------------------------------------------------------------------------------------------------
Insurance                                                         $0.00                                $0.00
---------------------------------------------------------------------------------------------------------------------------
Administrative                                                    $0.00                                $0.00
---------------------------------------------------------------------------------------------------------------------------
Selling                                                           $0.00                                $0.00
---------------------------------------------------------------------------------------------------------------------------
Other (Attach List)                                               $0.00                                $0.00
---------------------------------------------------------------------------------------------------------------------------
Bank Charges                                                      $0.00                                $0.00
---------------------------------------------------------------------------------------------------------------------------
Owner Draw*                                                       $0.00                                $0.00
---------------------------------------------------------------------------------------------------------------------------
Transfers (To DIP Accts)                                          $0.00                                $0.00
---------------------------------------------------------------------------------------------------------------------------
                                                                  $0.00                                $0.00
---------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                 $0.00                                $0.00
---------------------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                       $0.00                                $0.00
---------------------------------------------------------------------------------------------------------------------------
Court Costs                                                       $0.00                                $0.00
---------------------------------------------------------------------------------------------------------------------------
Total Disbursements                            $0.00              $0.00             $0.00              $0.00        $0.00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Net Cash Flow (Receipts Less
Disbursements)                             $7,500.00      $1,978,052.00             $0.00      $1,978,052.00        $0.00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Cash End of Month                        $475,000.00     $52,084,064.00             $0.00     $52,084,064.00        $0.00
---------------------------------------------------------------------------------------------------------------------------

Sea Containers Services Limited
-------------------------------
                                                                                              Reporting Dates:        10.31.06
                                                                                                                 -----------------
                                         Schedule of Cash Receipts and Disbursements in $USD



-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Bank of
                                           NatWest PLC      Barclays Bank    Bank of America   Scotland      Commerce Bank
                                             A/C # 420         A/C 724            A/C 013      A/C 234          A/C 131
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Cash beginning of Month                       $294.00        $9,029.00           $0.00         $3,504.00      $250,000.00
-----------------------------------------------------------------------------------------------------------------------------
Receipts
-----------------------------------------------------------------------------------------------------------------------------
Cash Sales
-----------------------------------------------------------------------------------------------------------------------------
Accounts Receivable
-----------------------------------------------------------------------------------------------------------------------------
Loans and Advances
-----------------------------------------------------------------------------------------------------------------------------
Sale of Assets
-----------------------------------------------------------------------------------------------------------------------------
Funding From SCL                                                           $112,000.00
-----------------------------------------------------------------------------------------------------------------------------
Other (attach list)
-----------------------------------------------------------------------------------------------------------------------------
Transfers (From DIP Accts)
-----------------------------------------------------------------------------------------------------------------------------
    Total Receipts                              $0.00            $0.00     $112,000.00             $0.00            $0.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Disbursements
-----------------------------------------------------------------------------------------------------------------------------
Net Payroll                                   $294.00        $9,029.00       $3,000.00
-----------------------------------------------------------------------------------------------------------------------------
Payroll Taxes
-----------------------------------------------------------------------------------------------------------------------------
Sales Use & Other Taxes
-----------------------------------------------------------------------------------------------------------------------------
Inventory Purchases
-----------------------------------------------------------------------------------------------------------------------------
Secured/Rental/Leases
-----------------------------------------------------------------------------------------------------------------------------
Insurance
-----------------------------------------------------------------------------------------------------------------------------
Administrative
-----------------------------------------------------------------------------------------------------------------------------
Selling
-----------------------------------------------------------------------------------------------------------------------------
Rates (Real Estate Tax)                                                    $112,000.00
-----------------------------------------------------------------------------------------------------------------------------
Other (Attach List)
-----------------------------------------------------------------------------------------------------------------------------
Owner Draw*
-----------------------------------------------------------------------------------------------------------------------------
Transfers (To DIP Accts)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Professional Fees
-----------------------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees
-----------------------------------------------------------------------------------------------------------------------------
Court Costs
-----------------------------------------------------------------------------------------------------------------------------
Total Disbursements                           $294.00        $9,029.00     $115,000.00             $0.00            $0.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Net Cash Flow (Receipts
Less Disbursements)                          -$294.00       -$9,029.00      -$3,000.00             $0.00            $0.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Cash End of Month                               $0.00            $0.00      -$3,000.00         $3,504.00      $250,000.00
-----------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                                                     Current Month                    Cumulative Filing to date
                                                          Actual                   Projected         Actual          Projected
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Cash beginning of Month                                    $262,827.00               $0.00        $262,827.00               $0.00
----------------------------------------------------------------------------------------------------------------------------------
Receipts
----------------------------------------------------------------------------------------------------------------------------------
Cash Sales                                                       $0.00                                  $0.00
----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable                                              $0.00                                  $0.00
----------------------------------------------------------------------------------------------------------------------------------
Loans and Advances                                               $0.00                                  $0.00
----------------------------------------------------------------------------------------------------------------------------------
Sale of Assets                                                   $0.00                                  $0.00
----------------------------------------------------------------------------------------------------------------------------------
Funding From SCL                                           $112,000.00                            $112,000.00
----------------------------------------------------------------------------------------------------------------------------------
Other (attach list)                                              $0.00                                  $0.00
----------------------------------------------------------------------------------------------------------------------------------
Transfers (From DIP Accts)                                       $0.00                                  $0.00
----------------------------------------------------------------------------------------------------------------------------------
    Total Receipts                             $0.00       $112,000.00               $0.00        $112,000.00               $0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Disbursements
----------------------------------------------------------------------------------------------------------------------------------
Net Payroll                                                 $12,323.00                             $12,323.00
----------------------------------------------------------------------------------------------------------------------------------
Payroll Taxes                                                    $0.00                                  $0.00
----------------------------------------------------------------------------------------------------------------------------------
Sales Use & Other Taxes                                          $0.00                                  $0.00
----------------------------------------------------------------------------------------------------------------------------------
Inventory Purchases                                              $0.00                                  $0.00
----------------------------------------------------------------------------------------------------------------------------------
Secured/Rental/Leases                                            $0.00                                  $0.00
----------------------------------------------------------------------------------------------------------------------------------
Insurance                                                        $0.00                                  $0.00
----------------------------------------------------------------------------------------------------------------------------------
Administrative                                                   $0.00                                  $0.00
----------------------------------------------------------------------------------------------------------------------------------
Selling                                                          $0.00                                  $0.00
----------------------------------------------------------------------------------------------------------------------------------
Rates (Real Estate Tax)                                    $112,000.00                            $112,000.00
----------------------------------------------------------------------------------------------------------------------------------
Other (Attach List)                                              $0.00                                  $0.00
----------------------------------------------------------------------------------------------------------------------------------
Owner Draw                                                       $0.00                                  $0.00
----------------------------------------------------------------------------------------------------------------------------------
Transfers (To DIP Accts)                                         $0.00                                  $0.00
----------------------------------------------------------------------------------------------------------------------------------
                                                                 $0.00                                  $0.00
----------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                $0.00                                  $0.00
----------------------------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                      $0.00                                  $0.00
----------------------------------------------------------------------------------------------------------------------------------
Court Costs                                                      $0.00                                  $0.00
----------------------------------------------------------------------------------------------------------------------------------
Total Disbursements                            $0.00       $124,323.00               $0.00        $124,323.00               $0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Net Cash Flow (Receipts
Less Disbursements)                            $0.00       -$12,323.00               $0.00        -$12,323.00               $0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Cash End of Month                              $0.00       $250,504.00               $0.00        $250,504.00               $0.00
----------------------------------------------------------------------------------------------------------------------------------

* Compensation To Sole Proprietors For Services Rendered To Bankruptcy Estate

--------------------------------------------------------------------------------------------------------------------------------
Disbursements For Calculating U.S. Trustee Quarterly Fees (From Current Month Actual Column)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Total Disbursements                                                                                                  $124,323.00
--------------------------------------------------------------------------------------------------------------------------------
    Less:  Transfers To Debtor In Possession Accounts                                                                      $0.00
--------------------------------------------------------------------------------------------------------------------------------
    Plus:  Estate Disbursements Made By Outside Sources (i.e. From Escrow Accounts)                                        $0.00
--------------------------------------------------------------------------------------------------------------------------------
Total Disbursements For Calculating U.S. Trustee Quarterly Fees                                                      $124,323.00
--------------------------------------------------------------------------------------------------------------------------------

Note:  The Debtors believe that disbursements between Sea Containers Ltd. and Sea Container Services Ltd. so that the other entity can make disbursements should not be counted twice as disbursements in calculating the U.S.
Trustee Quarterly Fees.

Reconciliation books to ledger                                                          USD $0
------------------------------                                                          ------
Cash in bank at the end of the month                                                      $250,504.00
Petty Cash                                                                                 $14,407.00
Foreign Translation adjustment on Commerce Bank $250,000                                    $6,758.00
                                                                                  --------------------
   Balance per Sea Containers Services Financials October 31, 2006                        $271,669.00
                                                                                  ====================


                                                                 5

BANK RECONCILIATIONS
--------------------

The Debtors confirm and attest that all bank reconciliations have been performed for Sea Containers Ltd. and Sea Containers Services Ltd.

Bank reconciliations are not applicable to Sea Containers Caribbean Inc. because it does not have any bank accounts.

                                             SEA CONTAINERS LIMITED

                                                  BALANCE SHEET

                                                                               Unaudited          Unaudited
                                                                             --------------     ---------------
                                                                Note          October 31,       September 30,
                                                                                 2006                2006
                                                              ----------     --------------     ---------------
     Assets
     Current assets
          Cash and cash equivalents                                      $      52,084,064  $       41,765,342
          Trade receivables - less allowances for doubtful
     accounts of $1.773 million                                                  1,197,118           1,239,265
          Due from related parties                               (4)            10,077,614           9,751.096
          Prepaid expenses and other current assets                              4,369,498           1,240,709
                                                                             --------------     ---------------
              Total current assets                                              67,728,294          53,996,412

     Fixed assets, net                                           (5)                     -          56,726,547

     Long-term equipment sales receivables, net                  (5)                     -          17,467,972
     Investment in group companies                               (2)                     -                   -
     Intercompany receivables                                    (3)                     -                   -
     Investment in equity ownership interests                    (6)           199,120,137         196,477,948
     Other assets                                                (7)             3,454,797           5,298,877
                                                                             --------------     ---------------
     Total assets                                                (1)     $     270,303,229  $      329,967,755
                                                                             ==============     ===============


(1) Sea Containers Limited does not produce company only accounts. This statement of assets represents the Sea containers Group's internal accounting, on an unaudited and uncertified basis. As of October 31, 2006, Sea Containers Ltd, has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it field form 10-Q reports for the quarters ended march 31, 2006, June 30, 2006 and September 30, 2006. The certification and audit process may result in adjustments to the above stated assets.

(2) As the parent cmopany for the Sea Containers Group, Sea Containers Ltd. has an amount of $323,377,414 recorded in its books as an investment in subsidiary companies. The Sea Containers Group is presently undergoing an exercise to ascertain the value contained within its subsidiaries. Management's current view is that this investment is significantly impaired; therefore, whilst this exercise is underway, Sea Containers Ltd feels it appropriatee to make full provision against the investment in subsidiaries.

(3) The Sea Containers Group has a highly compolex intercompany matrix that involves a large number of amounts receivable and payable. These are held as gross figues within the individual company accounting records but are netted off for the purposes of external presentation. The Sea Containers Group is in the process of evaluating all intercompany receivables and payables as part of its exercise to ascertain value held in subsidiary companies. See Containers Ltd. has a net intercompany receivable from its direct and indirect subsidiaries of $598,205,531. This represents a gross intercompany payable of $1,135,243,575 and a gross intercompany receivable of $1,733,449,106. Full provision has been made against this net amount whilst the exercise to ascertain value is underway. It si possible that individual subsidiaries may have a claim against Sea Containers Ltd. and the netting off exercise in Sea Container Ltd.'s accounts is not prejudicial to any such claim that a subsidiary may have.

(4) The amounts due from related parties largely consist of an amount due from GE SeaCo SRL ("GE SeaCo"). This amount represents the anticipated recovery from GE SeaCo on completion of an expected set-off agreement which is currently being negotiated between Sea Containers Ltd., Sea Containers Group companies and GE SeaCo and its affiliate companies.

(5) Fixed assets and long-term equipment sales receivable realted to containers. On October 3, 2006, Sea Containers Ltd. transferred the majority of these containers to a Special Purpose Company wholly owned by Sea Containers Ltd. to enable refinancing of the container fleet. These containers were transferred at Net Book Value. On October 12, 2006, the remaining assets were sold to a third party.

(6) This balance almost entirely consists of the carrying value of the Sea Containers Ltd.'s investment in GE SeaCo.

(7) $3,45 million of the Other Assets balance represent the unamoritized part of capitalized finance costs in relation to certain of Sea Containers Ltd.'s facilities that were repaid on October 3, 2006, at which time this asset was written off.

                                                SEA CONTAINERS LIMITED

                                                     BALANCE SHEET

                                                                              Unaudited           Unaudited
                                                                           ----------------    ----------------
                                                               Note          October 31,        September 30,
                                                                                2006                2006
                                                             ---------     ----------------    ----------------

     Liabilities and shareholder's equity
     Current liabilities
          Account payable                                              $            14,462  $        1,013,982
          Accrued expenses                                                      24,978,283          24,117,831
          Current portion of long-term debt                                     26,042,311          34,936,583
          Current portion of senior notes                                      385,040,923         384,706,801
                                                                           ----------------    ----------------
              Total current liabilities                                        436,075,980         444,775,198

     Total shareholders' equity                                (10)           (165,772,752)       (114,807,443)
                                                                           ----------------    ----------------
     Total liabilities and shareholders' equity              (8), (9)  $       270,303,228  $      329,967,755
                                                                           ================    ================


(8) Sea Containers Ltd. does not produce company only accounts. This statement of liabilities and shareholders' equity represents the Sea Containers Group's internal accounting on an unaudited and uncertified basis. As of October 31, 2006, Sea Containers Group has not filed its form 10-K report has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it field form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and eptember 31, 2006. The certification and audit process may result in adjustments to the above stated liabilities and shareholders' equity.

(9) The United Kingdom government Pensions Regulator (which regulates employment-based pension plans in the UK and aims to protect the benefits of members of UK pension plans) has issued notices to Sea Containers Ltd. on October 19, 2006 warning that the Regulator is considering exercising its powers to issue financial support directions ("FSDs") to Sea Containers Ltd. under relevant UK pensions legislation, in respect of the Sea Containers 1983 Pension Scheme (the "1983 Scheme") and the Sea Containers 19990 Pension Scheme (the "1990 Scheme") (together the "Schemes")

These are multi-employer defined benefit pension plans of Sea Containers Services Ltd., a UK subsidiary of Sea Containers Ltd. If FSDs are issued to Sea Containers Ltd., it may be liable to make a financial contribution to one or both of the Schemes which may be greater than the sum payable by Sea Containers Ltd. in respect of pension liabilities under the terms of a support agreement between Sea Containers Ltd. and Sea Containers Services Ltd. entered into in 1989 under which the Sea Containers Services Ltd. provides administrative services to Sea Containers Ltd. and other subsidiaries and is indemnified by Sea Containers Ltd. for the cost of those services.

The Trustees of the Schemes or their actuary have advised Sea Containers Ltd. that their current estimates of the cost of winding up the Schemes, including the cost of purchasing annuities to pay projected benefit obligations to Scheme participants, would be approximately (pound)107 million ($201 million) for the 1983 Scheme (after giving effect to the withdrawal of a GE SeaCo SRL subsidiary from the 1983 Scheme) and approximately (pound)27 million ($51 million) for the 1990 Scheme. These values are stated as at 31 December 2005 and are subject to revision.

Because the Schemes are multi-employer plans, the liabilities under them are shared among the participating companies. Sea Containers Ltd. cautions, however, that these estimated costs have not been agreed by Sea Containers Ltd. and that no FSDs have been issued. Sea Containers Ltd. is considering its reply to the Regulator's warning notices and does not accept that it is reasonable or appropriate for the Regulator to issue FSDs.

(10) Shareholders' Equity is calculated after all adjustments that have been noted in notes (1) to (9) above. In particular, the treatment of investments in group companies and net intercompany receivables as discussed in notes (3) and
(4) have a material effect on Shareholders' Equity. Any adjustment to this policy which may arise on completion of the exercise to ascertain value held in subsidiary companies and the associated evaluation of intercompany receivables and payables may have a material impact on Shareholders' Equity as stated.

                                               SEA CONTAINERS LIMITED

                                               STATEMENT OF OPERATIONS

                                                                                                  Unaudited
                                                                                           -------------------------
                                                                                            For the One Month End
                                                                                 Note          October 31, 2006
                                                                                -------    -------------------------

Revenue                                                                          (12)      $              2,938,790


Costs and expenses:
   Operating costs                                                                                          407,541
   Selling, general and administrative expenses                                                          (8,560,523)
   Charges to provide against intercompany accounts                              (13)                   (39,630,334)
   Depreciation & amortization                                                                               58,700
                                                                                           -------------------------
   Total costs and expenses                                                                             (47,724,616)
                                                                                           -------------------------

Loss on sale of assets                                                                                   (1,681,276)
                                                                                           -------------------------

Operating (loss) income                                                                                 (46,467,102)

Other income (expense)
   Interest income                                                                                          141,572
   Foreign exchange gains or (losses)                                                                        26,875
   Interest expense, net of capitalized interest                                                         (4,554,537)
                                                                                           -------------------------

(Loss) income before taxes                                                                              (50,853,192)
Income tax expense                                                                                         (100,000)
                                                                                           -------------------------
Net (loss)                                                                       (11)      $            (50,953,192)
                                                                                           =========================

(11) Sea Containers Ltd. does not produce company only accounts. This statement of operations represents the Sea Containers Group's internal accounting, on an unaudited and uncertified basis. As of October 31, 2006, Sea Containers Ltd. has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006. The certification and audit process may result in adjustments to the above stated net loss.

(12) Revenue includes $2,879,000 in respect of the Sea Containers Ltd.'s equity interest in GE SeaCo.

(13) Sea Containers Ltd.'s policy prior to the bankruptcy filing date was to make provisions for the net receivable due from subsidiary companies of Sea Containers Ltd. The provision for charges noted above relates to increases in the net receivable balance due from subsidiary companies in the month. The increase in that receivable balance largely arose from four sources. The first was the $15.9m repayment of container debt owed by a subsidiary company but guaranteed by Sea Containers Ltd. The second was the advance of $10.5m to a subsidiary company wholly owned by Sea Containers Ltd to maintain the operating integrity of certain subsidiary companies valuable to Sea Containers Ltd.. The third amount of $1 l .1 m relates to funding of the sister debtor company, Sea Containers Services Ltd., which incurs administrative costs on behalf of Sea Containers Ltd. The fourth is a net $4.5m payment of the debt mortgaged on a ship owed by a subsidiary as part of a process to enable that ship to be sold for future value to Sea Containers Ltd.

                                            SEA CONTAINERS SERVICES LIMITED

                                                     BALANCE SHEET

                                                                                    Unaudited          Unaudited
                                                                              ----------------     ----------------
                                                                                   October 31,       September 30,
                                                                      Note            2006               2006
                                                                  ---------   ----------------     ----------------
Assets
Current assets
   Cash and cash equivalents                                                  $        271,669     $         11,126
   Trade receivables                                                                   475,166              878,582
   Due from related parties                                                          5,772,379            3,950,785
   Prepaid expenses and other current assets                                        11,455,103            2,731,517
                                                                              ----------------     ----------------
     Total current assets                                                           17,974,318            7,572,010

Fixed assets, net                                                                    3,324,754            3,547,684

Investments                                                                          2,556,283            2,515,921
Intercompany receivables                                              (2)           34,081,044           45,799,756
Other assets                                                                            14,293               15,823
                                                                              ----------------     ----------------
Total assets                                                          (1)     $     57,950,692     $     59,451,195
                                                                              ================     ================


(1)This statement of assets reflects the Sea Containers Group's internal accounting, on an unaudited and uncertified basis. As of October 31, 2006, Sea Containers Ltd. has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006, and September 30, 2006. The certification and audit process may result in adjustments to the above stated assets. The foreign exchange rate used to translate October 31, 2006 and September 30, 2006 was $1.90 and $1.87 respectively.

(2) Sea Containers Services Ltd. has net intercompany receivables of $34,081,044. This represents gross intercompany receivables of $114,379,545 and gross intercompany payables of $80,298,500. The Sea Containers Group has a highly complex intercompany accounting process. The Sea Containers Group is currently in the process of evaluating all intercompany receivables and payables as part of its exercise to ascertain value held in subsidiary companies. Whilst this exercise remains ongoing Sea Containers Services Ltd. regards it as appropriate to reflect the full intercompany receivables and payables within its Balance Sheet on a net basis, but it is possible that a full or partial provision against its intercompany balances will be required on completion of the evaluation.

                                            SEA CONTAINERS SERVICES LIMITED

                                                     BALANCE SHEET

                                                                                Unaudited            Unaudited
                                                                           -------------------  -------------------
                                                                               October 31,         September 30,
                                                                  Note            2006                 2006
                                                               ----------  -------------------  -------------------

Liabilities and shareholders' equity
Current liabilities
   Accounts payable                                                        $            53,866  $         4,099,044
   Accrued payable                                                                   5,734,918            4,253,855
   Current Portion of long-term debt                                                 1,836,524            1,979,002
                                                                           -------------------  -------------------
     Total current liabilities                                                       7,625,309           10,331,901

Total shareholders' equity                                                          50,325,384           49,119,294
                                                                           -------------------  -------------------
Total liabilities and shareholders' equity                       (3), (4)  $        57,950,692  $        59,451,195
                                                                           ===================  ===================



(3) This statement of liabilities reflects the Sea Containers Group's internal accounting, on an unaudited and uncertified basis. As of October 31, 2006, Sea Containers Ltd. has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006. The certification and audit process may result in adjustments to the above stated liabilities.

(4) The United Kingdom government Pensions Regulator (which regulates employment-based pension plans in the UK and aims to protect the benefits of members of UK pension plans) has issued notices to Sea Containers Ltd. on October 19, 2006 warning that the Regulator is considering exercising its powers to issue financial support directions ("FSDs") to Sea Containers Ltd. under relevant UK pensions legislation, in respect of the Sea Containers 1983 Pension Scheme (the "1983 Scheme") and the Sea Containers 1990 Pension Scheme (the "1990 Scheme") (together the "Schemes").

These are multi-employer defined benefit pension plans of Sea Containers Services Ltd., a UK subsidiary of Sea Containers Ltd. If FSDs are issued to Sea Containers Ltd., it may be liable to make a financial contribution to one or both of the Schemes which may be greater than the sum payable by Sea Containers Ltd. in respect of pension liabilities under the terms of a support agreement between Sea Containers Ltd. and Sea Containers Services Ltd. entered into in 1989 under which the Sea Containers Services Ltd provides administrative services to Sea Containers Ltd. and other subsidiaries and is indemnified by Sea Containers Ltd for the cost of those services.

The Trustees of the Schemes or their actuary have advised Sea Containers Ltd. that their current estimates of the cost of winding up the Schemes, including the cost of purchasing annuities to pay projected benefit obligations to Scheme participants, would be approximately (pound)107 million ($201 million) for the 1983 Scheme (after giving effect to the withdrawal of a GE SeaCo SRL subsidiary from the 1983 Scheme) and approximately (pound)27 million ($51 million) for the 1990 Scheme. These values are stated as at 31 December 2005 and are subject to revision.

Because the Schemes are multi-employer plans, the liabilities under them are shared among the participating companies. Sea Containers Ltd. cautions, however, that these estimated costs have not been agreed by Sea Containers Ltd. and that no FSDs have been issued. Sea Containers Ltd. is considering its reply to the Regulator's warning notices and does not accept that it is reasonable or appropriate for the Regulator to issue FSDs.

                                           SEA CONTAINERS SERVICES LIMITED

                                               STATEMENT OF OPERATIONS

                                                                                                  Unaudited
                                                                                            -----------------------
                                                                                            For the One Month End
                                                                                 Note          October 31, 2006
                                                                               -------      -----------------------

Revenue                                                                                    $              3,880,991


Costs and expenses:
   Operating costs                                                                                                -
   Selling, general and administrative expenses                                                          (3,365,471)
   Other charges                                                                                                  -
   Depreciation & amortization                                                                             (128,661)
                                                                                           -------------------------
   Total costs and expenses                                                                              (3,494,132)
                                                                                           -------------------------

Gains on sale of assets                                                                                      42,273
                                                                                           -------------------------

Operating (loss) income                                                                                     429,132

Other income (expense)
   Interest income                                                                                               13
   Foreign exchange gains or (losses)                                                                           187
   Interest expense, net of capitalized interest                                                            (11,252)
                                                                                           -------------------------

(Loss) income before taxes                                                                                  418,080
Income tax expense                                                                                                -
                                                                                           -------------------------
Net income                                                                        (5)      $                418,080
                                                                                           =========================


(5) This statement of operations reflects the Sea Containers Group's internal accounting, on an unaudited and uncertified basis. As of October 31, 2006, Sea Containers Ltd. has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006. The certification and audit process may result in adjustments to the above stated net income.

                                           SEA CONTAINERS CARIBBEAN INC.

                                                   BALANCE SHEET

                                                                                  Unaudited            Unaudited
                                                                              -----------------  --------------------
                                                                                  October 31,         September 30,
                                                                  Note              2006                 2006
                                                                ---------     -----------------  --------------------

Assets
Current assets
   Cash and cash equivalents                                               $                 -  $                 -
   Deferred Tax                                                                              -                    -
   Due from related parties                                                                  -                    -
   Prepaid expenses and other current assets                                                 -                    -
                                                                              -----------------  --------------------
     Total current assets                                                                    -                    -

Fixed assets, net                                                                            -                    -

Investments                                                                                  -                    -
Intercompany receivables                                                                     -                    -
Other assets                                                                                 -                    -
                                                                              -----------------  --------------------
Total assets                                                          (1)                    -                    -
                                                                              =================  ====================



1) This statement of liabilities represents the Sea Containers Group's internal accounting, on an unaudited and uncertified basis. As of October 31, 2006, Sea Containers Ltd. has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006. The certification and audit process may result in adjustments to the above stated liabilities. Sea Containers Caribbean Inc. has not traded in the last twelve months.

                                          SEA CONTAINERS CARIBBEAN INC.

                                                  BALANCE SHEET

                                                                                Unaudited            Unaudited
                                                                            ----------------    ------------------
                                                                               October 31,         September 30,
                                                                 Note             2006                 2006
                                                             ------------   ----------------    ------------------

Liabilities and shareholders' equity
Current liabilities
   Accounts payable                                                        $      3,530,094       $     3,530,094
   Accrued expenses                                                                                             -
   Current portion of long-term debt                                                                            -
                                                                            ----------------    ------------------
     Total current liabilities                                                    3,530,094             3,530,094

Total shareholders' equity                                                       (3,530,094)           (3,530,094)
                                                                            ----------------    ------------------
Total liabilities and shareholders' equity                            (2)  $              -       $             -
                                                                            ================    ==================

(2) This statement of liabilities represents the Sea Containers Group's internal accounting, on an unaudited and uncertified basis. As of October 31, 2006, Sea Containers Ltd. has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006. The certification and audit process may result in adjustments to the above stated liabilities. Sea Containers Caribbean Inc. has not traded in the last twelve months.

Intercompany Balances Sea Containers Ltd.
-----------------------------------------
                                                 As at September 30, 2006        As at October 31, 2006              Movement
                                                 ------------------------        ----------------------              --------
                                                            SCL                            SCL                         SCL
                                                          Company                        Company                     Company
       Company Name                                        Total                          Total                       Total
-------------------------------------------      ------------------------        ----------------------              --------
                                                 $                              $                                       $
SC British Isles                                     119,031,526.97                   116,545,639.05              (2,485,867.92)
SC Italia                                             13,466,165.00                    13,466,165.00                          -
Super SeaCat Italia                                         (130.02)                         (130.02)                         -
SC Italia Holdings                                       (66,621.02)                      (66,621.02)                         -
SC Services                                           65,382.576.90                    76,536,834.97              11,154,258.07
Hart Fenton                                              (11,151.72)                      (11,453.13)                   (301.41)
SC Chartering                                                (67.79)                          (64.48)                      3.31
Yorkshire Marine Containers                          (13,030,555.31)                  (11,354.777.66)              1,675,777.65
Illustrated London News                              (17,553,769.80)                  (19,084,038.56)             (1,530,268.76)
West Australia Line                                    1,222,855.12                     1,222,855.12                          -
Ferry & Port Holdings                                832,954,647.01                   846,965,450.69              14,010,803.68
SC Finland (Ex Silja Holdings)                        11,893,072.54                    11,994,063.61                 100,991.07
Silja OYB                                                         -                                -                          -
Silja Services                                       (18,308.919.17)                  (18,308.919.17)                         -
Liverpool Dublin                                             (39.68)                          (40.32)                     (0.64)
Hoverspeed                                                    (0.09)                           (0.09)                         -
Hoverspeed GB                                            (90,273.81)                     (272,910.06)               (182,636.25)
SC UK                                               (953,472,121.86)                 (967,257,699.21)            (13,785,577.35)
Burginhall 818                                           (37,401.87)                      (38,001.91)                   (600.04)
SC America Inc                                         8,112,418.07                     8,196,197.21                  83,779.14
SeaCo Parts Inc                                         (397,077.97)                     (400,369.70)                 (3,291.73)
CMCI                                                   2,611,781.45                     2,611,781.45                          -
SC Asia Pte                                              617,671.57                       668,397.05                  50,725.48
SC Ports & Ferries                                   (80,680,291.86)                  (80,680,291.86)                         -
IOMSPCO (SeaCat 27)                                   21,526,364.04                    21,710,981.22                 184,617.18
Balance transfer to be cleared                         4,285,658.35                                -              (4,285.658.35)
SC Australia                                          (7,451,487.35)                    7,902.610.06              15,354,097.41


                                                                15

Intercompany Balances Sea Containers Ltd.
-----------------------------------------
                                                 As at September 30, 2006        As at October 31, 2006              Movement
                                                 ------------------------        ----------------------              --------
                                                            SCL                            SCL                         SCL
                                                          Company                        Company                     Company
       Company Name                                        Total                          Total                       Total
-------------------------------------------      ------------------------        ----------------------              --------
                                                 $                              $                                       $
IRS NZ                                                            -                                -                          -
Cooltainers                                              138,098.10                       138,098.10                          -
SCL New Units                                                     -                                -                          -
SPC                                                  270,612,124.92                   270,447,995.48                (164,129.44)
SC Brasilia                                           10,383,345.74                    10,383,345.74                          -
SC Iberia                                             (5,896,015.82)                   (5,606,801.39)                289,214.43
Mobilbox                                                     182.00                           182.00                          -
Strider 2                                              4,222,504.02                     4,222,504.02                          -
Vessel Holdings 3                                      7,644,985.16                     7,644,985.16                          -
Strider 1                                                         -                                -                          -
Strider 9                                              1,938.177.59                     1,938,177.59                          -
Strider 10                                             8,821,179.07                     8,821,179.07                          -
Technitank                                               600,000.00                       600,000.00                          -
Boxer 2                                                2,731.302.40                     2,731.302.40                          -
Boxer 3                                               13,419,698.26                    13,419,698.26                          -
Contender 1                                           36,712.497.88                    36,712.497.88                          -
Contender 2                                           (5,116,079.45)                   (5,116,079.45)                         -
Pacifica Ship Management                                 196,459.99                       196.459.99                          -
Nagara Tam                                               854,523.79                       854,523.79                          -
Nagara Ltd                                             1,052,674.81                     1,052,674.81                          -
Atlantic Maritime Services                            (3,184,810.87)                   (2,591,280.21)                593,530.66
Seafast Management Services                               63,964.94                        63,964.94                          -
Paulista Containers                                   25,334.580.84                    25,334.580.84                          -
Marine Container Insurance                           (11,709.726.72)                  (11,761,726.72)                (52,000.00)
Brasiluvas Agricola                                    3,199,530.57                     3,207,530.57                   8,000.00
Societe Bananiere De Motobe                           (1,532,742.94)                   (1,532,742.94)                         -
SC Properties                                         10,217,854.10                    10,217,854.10                          -

                                                                16

Intercompany Balances Sea Containers Ltd.
-----------------------------------------
                                                 As at September 30, 2008        As at October 31, 2006              Movement
                                                 ------------------------        ----------------------              --------
                                                            SCL                            SCL                         SCL
                                                          Company                        Company                     Company
       Company Name                                        Total                          Total                       Total
-------------------------------------------      ------------------------        ----------------------              --------
                                                 $                              $                                       $
Vessel Holdings                                        2,390.776.55                     2,390.776.55                          -
SC Holdings                                          (17,052,664.02)                  (17,326,240.47)               (273,576.45)
SeaCat 2                                              (1,697.563.54)                   (1,697,563.54)                         -
SeaCat 3                                                       0.11                             0.11                          -
SeaCat 4                                              17,989.357.77                    18,094.927.27                 105,569.50
SC Mauritius                                              51,996.34                        52,101.57                     105.23
Freight Containers India                                 (21,232.07)                           17.83                  21,249.90
Super SeaCat 1                                        20,219,246.16                    20,332,211.56                 112,965.40
Super SeaCat 2                                        25,453,607.47                    25,554,692.59                 101,085.12
Super SeaCat 3                                         8,235,689.28                     8,385,977.60                 150,288.32
Super SeaCat 4                                        12,664,046.80                    12,814,374.88                 150,328.08
SeaCat Ltd                                            18,248,369.93                    18,418,966.57                 170,596.64
SeaCat 6                                              11,497,399.67                    11,825,357.16                 327,957.49
SeaCat 7                                              19,370,278.85                    24,448,616.18               5,078,337.33
SC Ropex                                               3,310,671.02                     3,310,671.02                          -
SC Finance Ireland                                     2,462,655.32                     2,462,655.32                          -
SC Opera                                              56,083,500.00                    56,728,109.69                 644,609.69
SC Finnjet                                            18,694,500.00                    20,260,748.08               1,566,248.08
SC Treasury                                                       -                    10,463,000.00              10,463,000.00
SCL Activities                                           (34,574.14)                      (38,450.90)                 (3,876.76)
                                                 -------------------            ---------------------          -----------------
                                                     558,575,197.58                   598,205,531.34              39,630,333.76
                                                 ===================            =====================          =================

                                                                17


Intercompany Balances Sea Containers Services Ltd.
--------------------------------------------------
Intercompany Balances As At                      October 31, 2006               September 30, 2006              Movement
                                                                    1.90                      0.00                            1.90
                                              (GBP)                $              (GBP)          $        (GBP)              $
Receivable    SC British Isles            23,789,377.93      45199818.07     23,789,377.93       0               -               0
              Ferry & Port Holdings       22,053,474.25      41901601.08     21,970,654.05       0       82,820.20      157,358.38
              ILN                          6,463,699.67      12281029.37      6,190,864.95       0      272,835.72      516,385.97
              YMCL                         4,796,803.08       9113925.85      4,744,055.92       0       52,747.16      100,219.60
              Hart Fenton                  1,061,869.16       2017551.40        994,024.37       0       67,844.79      128,905.10
              SC Asia pte                    546,642.73       1038621.19        541,642.73       0        5,000.00        9,500.00
              Pariandros                     463,861.20        881336.28        461,609.80       0       12,251.40       23,277.66
              Newhaven Marina                192,714.13        366156.85        192,714.13       0           (0.00)          (0.00)
              SC House Management            101,949.08        193703.25         85,949.08       0       16,000.00       30,400.00
              SC America Inc                  29,111.61         55312.06         29,111.61       0               -               -
              Brasiluvas                       8,333.00         15832.70                 -       0        8,333.00       15,832.70
              GE SeaCo                                -             0.00          2,081.03
              Eops                                    -             0.00            833.06
              Insurance Premiums to be       691,924.52       1314656.59        645,031.57       0       46,892.95       89,096.61
              recharged
                                        -------------------------------------------------------------------------------------------
                                          60,199,760.36   114,379,544.68     59,637,950.23       -      564,724.22    1,072,976.02
                                        -------------------------------------------------------------------------------------------
Payables      SCL                        (40,734,104.92)    -77394799.35    (33,537,951.57)      0   (7,196,153.35) (13,672,691.37)
              SC Property Services        (1,441,741,61)     -2739309.06     (1,480,351.49)      -       38,609.88       73,358.77
              Fairways & Swinford            (86,552.40)      -164392.56       (127,798.91)      0       41,276.51       78,425.37
              SC Associates Inc.                  (0.01)           -0.02                 -       0           (0.01)          (0.02)
                                        -------------------------------------------------------------------------------------------
                                         (42,262,368.94)  (80,298,500.99)   (35,146,101.97)      -   (7,116,266.97) (13,520,907.24)
                                        -------------------------------------------------------------------------------------------
              Net                         17,937,391.42    34,081,043.70     24,491,848.26       -   (6,551,542.75) (12,447,921.23)



                                                                 18

TAX PAYMENT ATTESTATION
-----------------------

Taxes
-----

Pursuant to the Exempted Undertakings Tax Protection Act (Bermuda) 1966, Sea Containers Ltd., a company incorporated under the laws of Bermuda, is not subject to any tax on profits or income, or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance.

Sea Containers Services Ltd. has paid post-petition tax payments as due.

Payroll Taxes Withheld and Paid
-------------------------------

All payroll taxes of Sea Containers Services Ltd. have been fully paid for the period covered by this report.

STATEMENT REGARDING INSURANCE POLICIES
--------------------------------------

All insurance policies for the Debtors have been fully paid for the period covered by this report, including workers compensation and disability insurance.

Sea Containers Limited
                                                      Reporting Date        October 31, 2006
                                                                            ------------------------------------------


----------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging
----------------------------------------------------------------------------------------------------------------------

                                                                                                    $

Total Accounts receivable at the beginning of the reporting period                             3,012,892.45

   Add   Amounts billed during the period                                                      1,167,485.76

   Less  Amounts collected during the period                                                    (764,334.30)

   Other movements                                                                              (445,298.45)

                                                                                            ------------------
Total accounts receivable at the end of the reporting period                                   2,970,745.46
                                                                                            ------------------

----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
Accounts Receivable Ageing
----------------------------------------------------------------------------------------------------------------------

0 - 30   days old                                                                                363,573.09

31 - 60  days old                                                                              1,263,580.22

61 - 90  days old                                                                                413,064.21

91 +     days old                                                                                930,527.94

Total accounts receivable                                                                      2,970,745.46

Amounts considered uncollectible (net)                                                        (1,773,627.72)

Accounts receivable net                                                                        1,197,117.74
----------------------------------------------------------------------------------------------------------------------

                                                         118


Sea Containers Services Ltd
                                                      Reporting Date        October 31, 2006
                                                                            ------------------------------------------


----------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging
----------------------------------------------------------------------------------------------------------------------

                                                                                                   $

Total Accounts receivable at the beginning of the reporting period                               878,582.27

   Add   Amounts billed during the period                                                        321,582.58

   Less  Amounts collected during the period                                                    (739,093.37)

   Other movements (foreign exchange)                                                             14,094.52

                                                                                            ------------------
Total accounts receivable at the end of the reporting period                                     476,166.00
                                                                                            ------------------

----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
Accounts Receivable Ageing
----------------------------------------------------------------------------------------------------------------------

0 - 30   days old                                                                                475,166.00

31 - 60  days old                                                                                         -

61 - 90  days old                                                                                         -

91 +     days old                                                                                         -

Total accounts receivable                                                                        475,166.00

Amounts considered uncollectible (net)                                                                    -

Accounts receivable net                                                                          475,166.00
----------------------------------------------------------------------------------------------------------------------

                                                          21


DEBTORS QUESTIONNAIRE

-------------------------------------------------------------------------- ---------------------- --------------------

-------------------------------------------------------------------------- ---------------------- --------------------
Must be completed each month                                                         Yes                   No
-------------------------------------------------------------------------- ---------------------- --------------------
1. Have any assets been sold or transferred outside normal course of                                       X
business this reporting period? If yes, an explanation below.
-------------------------------------------------------------------------- ---------------------- --------------------
2. Have any funds been disbursed from any account other than a debtor in                                   X
possession account this reporting period? If yes, provide an explanation below.
-------------------------------------------------------------------------- ---------------------- --------------------
3. Have all post petition tax returns been timely filed? If no, provide               X
an explanation below.
-------------------------------------------------------------------------- ---------------------- --------------------
4. Are workers compensation, general liability and other necessary                    X
insurance coverage's in effect? If no, provide an explanation below.
-------------------------------------------------------------------------- ---------------------- --------------------



-------------------------------------------------------------------------- ---------------------- --------------------


-------------------------------------------------------------------------- ---------------------- --------------------


-------------------------------------------------------------------------- ---------------------- --------------------


-------------------------------------------------------------------------- ---------------------- --------------------


-------------------------------------------------------------------------- ---------------------- --------------------


-------------------------------------------------------------------------- ---------------------- --------------------


-------------------------------------------------------------------------- ---------------------- --------------------


-------------------------------------------------------------------------- ---------------------- --------------------


-------------------------------------------------------------------------- ---------------------- --------------------


                                                          22